Exhibit 99.1

Canopy Growth Announces Leadership Appointments and Addition of Strategic Executive Resources

Appointments are part of Canopy’s commitment to accelerate growth, further leverage its relationship with Constellation Brands, and drive execution against strategic priorities heading into Fiscal Year ‘23

SMITHS FALLS, ON (March 31, 2022)– Canopy Growth Corporation (“Canopy” or “the Company”) (TSX: WEED) (NASDAQ: CGC), a world-leading diversified cannabis, hemp, and cannabis device company, is pleased to announce the appointment of Judy Hong and Jonathan Di Tosto to its Executive Management Team, along with the creation of four new strategic roles within its Senior Leadership Team.

Effective immediately, Judy Hong has been appointed as the Company’s Chief Financial Officer. With a proven financial and capital markets background built through more than 20 years of experience at Goldman Sachs & Co., Judy joined Canopy in 2019 as the Vice President of Investor Relations. Since arriving, Judy’s deep knowledge of the consumer-packaged goods sector has helped shape Canopy’s engagement with the financial community, as well as the Company’s overall commercial strategy.

The Company is also pleased to welcome Jonathan Di Tosto to the Executive Management Team as the Company’s new Chief Operations Officer (COO). Jonathan assumes the role of COO from Andrew MacCorquodale, who is building upon his five years of dedication to Canopy by transitioning into a strategic advisory role. Jonathan joined Canopy in May 2021 as Vice President, Supply Chain, where he has focused on optimizing Canopy’s global supply chain organization. Prior to Canopy, Jonathan spent 16 years with George Weston Limited, most recently as VP, Planning & Logistics, where he was accountable for the end-to-end supply chain strategy, process, and execution throughout Canada and the U.S.

“As Canopy evolves, so does our leadership team and I’m pleased to welcome both Judy and Jonathan who have demonstrated their capabilities as leaders to drive our business forward,” said David Klein, CEO, Canopy. “As we enter our new fiscal year and continue our focus on accelerating growth and advancing on our path to profitability, I feel strongly that we have the right team and strategy to realize our important ambitions for the benefit of our customers, team members, and shareholders.’’

The new executive leaders join the Company at a pivotal time, as Canopy enters Fiscal Year ‘23 on Friday, April 1st with a focus on continued discipline and execution against its strategic priorities, including further expanding Canopy’s premium flower portfolio and growing overall premium share in Canada, scaling the Company’s high-impact global brands like BioSteel and Storz and Bickel, and continuing to develop Canopy’s U.S. THC ecosystem pre- and post-permissibility.

To support the continued advancement of Canopy’s U.S. strategy, the Company has created four new strategic roles within the Senior Leadership Team. These roles will be led by seasoned executives who previously held leadership roles at Constellation Brands and bring with them a breadth of experience, perspective, and capabilities to help Canopy achieve its business goals in the U.S. cannabis market in four focused areas: commercial sales, marketing, operations, and strategic alliances.

“These roles were developed to leverage Constellation’s well-established understanding of the U.S. market, established commercial relationships, and extensive operational capabilities,” said Klein. “Accessing Constellation’s world-class in-market expertise will allow Canopy to strengthen our competitive positioning as we continue to build a foundation for long-term success in the U.S. market.”

The addition of these executive leaders illustrates the meaningful steps forward Canopy is taking to advance its core business objectives. The Company looks forward to providing additional insight into its strategy for Fiscal Year ‘23 and beyond during the Q4 and Fiscal Year ‘22 Financial Earnings Report in May.

Media Contact:

Jennifer White

Senior Manager, Communications

Jennifer.White@canopygrowth.com

Investor Contacts:

Tyler Burns

Director, Investor Relations Tyler.

Burns@canopygrowth.com

About Canopy Growth

Canopy Growth (TSX:WEED,NASDAQ:CGC) is a world-leading diversified cannabis and cannabinoid-based consumer product company, driven by a passion to improve lives, end prohibition, and strengthen communities by unleashing the full potential of cannabis. Leveraging consumer insights and innovation, we offer product varieties in high-quality dried flower, oil, softgel capsule, infused beverage, edible, and topical formats, as well as vaporizer devices by Canopy Growth and industry-leader Storz & Bickel. Our global medical brand, Spectrum Therapeutics, sells a range of full-spectrum products using its colour- coded classification system and is a market leader in both Canada and Germany. Through our award- winning Tweed and Tokyo Smoke banners, we reach our adult-use consumers and have built a loyal following by focusing on top quality products and meaningful customer relationships. Canopy Growth has entered into the health and wellness consumer space in key markets including Canada, the United States, and Europe through BioSteel sports nutrition, and This Works skin and sleep solutions; and has introduced additional hemp derived CBD products to the United States through our First & Free and Martha Stewart CBD brands. Canopy Growth has an established partnership with Fortune 500 alcohol leader Constellation Brands. For more information visit www.canopygrowth.com.

Notice Regarding Forward-Looking Information

This press release contains “forward-looking statements” and “forward-looking information” within the meaning of applicable U.S. and Canadian securities laws (collectively, “forward-looking statements”), which involve certain known and unknown risks and uncertainties. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and the performance of our investments. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “strategy,” “estimate,” “expect,” “project,” “projections,” “forecasts,” “plans,” “seeks,” “anticipates,” “potential,” “proposed,” “will,” “should,” “could,” “would,” “may,” “likely,” “designed to,” “foreseeable future,” “believe,” “scheduled” and other similar expressions. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive risks, financial results, results, performance or achievements expressed or implied by those forward-looking statements and the forward-looking statements are not guarantees of future performance. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. A discussion of some of the material factors applicable to Canopy Growth

Corporation (“Canopy”) can be found under the section entitled “Risk Factors” in Canopy’s Annual Report on Form 10-K for the year ended March 31, 2021, filed with the Securities and Exchange Commission and with applicable Canadian securities regulators, as such factors may be further updated from time to time in its periodic filings with the Securities and Exchange Commission and with applicable Canadian securities regulators, which can be accessed at www.sec.gov/edgar and www.sedar.com, respectively. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in the filings. Any forward-looking statement included in this press release is made as of the date of this press release and, except as required by law, Canopy disclaims any obligation to update or revise any forward-looking statement. Readers are cautioned not to put undue reliance on any forward-looking statement. Forward-looking statements contained in this press release are expressly qualified by this cautionary statement.

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